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                                                               Exhibit 10.3





















                            INTERNET OUTFITTERS, INC.
                        1996 INCENTIVE STOCK OPTION PLAN
                              (AS AMENDED 12/20/97)


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1. PURPOSES OF THE PLAN. The purposes of this 1996 Incentive Stock Option
Plan are:

       - to attract and retain the best available personnel for positions of substantial responsibility,

       - to provide additional incentive to Employees and Consultants, and

       - to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of the grant.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

                  (f) "Common Stock" means the Common Stock of the Company.

                  (g) "Company" means Internet Outfitters, Inc., a California corporation.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of:
(i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; PROVIDED, HOWEVER, that for purposes of Incentive Stock Options, any such leave may not


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exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

                  (j) "Director" means a member of the Board.

                  (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (l) "Employee" means any person, including Officers and Directors employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                               (i)  If the  Common  Stock is listed on any
established stock exchange or a national market system, including without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                               (ii) If the Common Stock is quoted on the
NASDAQ System (but not on the National Market System thereof) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                               (iii) In the absence of any established
market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and such other factors as the Administrator may deem appropriate to reflect the fair market value thereof.

                  (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.


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                  (p) "Nonstatutory  Stock Option"  means an Option not
intended to qualify as an Incentive  Stock Option.

                  (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

                  (r) "Officer" means a person who is an officer of the Company within the meaning of Section 15 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (s) "Option" means a stock option granted pursuant to the Plan.

                  (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (u) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

                  (v) "Optioned Stock" means the Common Stock subject to an Option.

                  (w) "Optionee" means an Employee or Consultant who holds an outstanding Option.

                  (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (y) "Plan" means this 1996 Incentive Stock Option Plan.

                  (z) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (aa) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. STOCK SUBJECT TO THE PLAN.

         Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned under the Plan is 5,000,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.


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         If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

         4. ADMINISTRATION OF THE PLAN.

                  (a) PROCEDURE.

                               (i)  MULTIPLE ADMINISTRATIVE BODIES. The
Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                               (ii) ADMINISTRATION WITH RESPECT TO OTHER
PERSONS. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

                  (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                               (i) to determine the Fair Market Value of
the  Common Stock, in accordance with Section 2(n) of the Plan;

                               (ii) to select the Consultants and Employees
to whom Options may be granted hereunder;

                               (iii) to determine whether and to what
extent Options are granted hereunder;

                               (iv) to determine the number of shares of
Common Stock to be covered by each Option granted hereunder;

                               (v) to approve forms of agreement for use
under the Plan;

                               (vi) to determine the terms and conditions,
not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture


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restrictions, and any restriction or limitation regarding any Option or the
Shares of Common Stock relating thereto based in each case on such factors as the Administrator, in its sole discretion, shall determine, including but not limited to a requirement that Shares of Common Stock acquired pursuant to exercise of an Option be subject to (i) certain restrictions on transfer (including without limitation a right of first refusal in favor of the Company) and (ii) a right of repurchase in favor of the Company upon termination of the Optionee's employment, which right shall terminate no later than the date on which the Company's securities become publicly traded and shall satisfy the requirements of Rule 260.140.41(k) promulgated under the California Corporations Code, as amended;

                               (vii) to determine whether, to what extent and
under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

                               (viii) to  reduce  the  exercise  price
of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                               (ix) to construe and interpret the terms of
the Plan;

                               (x) to prescribe, amend and rescind rules and
regulations relating to the Plan;

                               (xi) to modify or amend each Option (subject
to Section 15(c) of the Plan);

                               (xii) to authorize  any person to execute
on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                               (xiii) to institute an Option Exchange Program;

                               (xiv) to determine the terms and restrictions
applicable to Options; and

                               (xv) to make  all other determinations
deemed necessary or advisable for administering the Plan.

                  (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of the Options.

         5. ELIGIBILITY. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.


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         6. LIMITATIONS.

                  (a) DESIGNATION. Each option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair market Value:

                               (i)  of Shares subject to an Optionee's
Incentive Stock Options granted by the Company, any parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

                  (b) NO EMPLOYMENT RIGHTS. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

         7. TERMS OF THE PLAN. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.

         8. TERM OF OPTION. The term of each Option shall be stated in the Notice of Grant; PROVIDED, HOWEVER, in no event may the term be more than ten
(10) years form the date of the Grant. In addition, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five
(5) years form the date of grant or such shorter term as may be provided in the Notice of Grant.

         9. OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) EXERCISE PRICE. The price per share exercise price for the Share to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                               (i)  In the case of an Incentive Stock Option.


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                                    (A) granted to an Employee who, at
the time of the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B) granted to any other Employee, the
per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                               (ii) In the case of a Nonstatutory Stock Option:

                                    (A) granted to an Employee or Consultant
who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                    (B) granted to any other Employee or
Consultant the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                  (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

                  (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                               (i)  cash;

                               (ii) a promissory note made by the Optionee in
favor of the Company;

                               (iii) other Shares which have a Fair Market
Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                               (iv) delivery of a properly executed exercise
notice together with such other documentation as the Administrator and the Optionee's broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                               (v)  any combination of the foregoing methods
of payment; or


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                               (vi) such other consideration and method of
payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10. EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement; PROVIDED, HOWEVER, that each Option shall become exercisable as to at least 20% of the Shares of Common Stock covered thereby on each anniversary of the date such Option is granted.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed exercised when the Company receives: (1) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised and (iii) all representations, indemnifications and documents reasonably requested by the Administrator. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. Subject to Section 12, the Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan. Notwithstanding the foregoing, the Administrator in its discretion may require the Company to retain possession of any certificate evidencing Shares of Common Stock acquired upon exercise of an Option which remains subject to repurchase under the provisions of the Option Agreement or any other agreement sighed by the Optionee in order to facilitate such repurchase provisions.

         Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator (but in no event shall such period of time be less than thirty (30) days),


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and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) DISABILITY OF OPTIONEE. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or his Option at any time within six (6) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (e) DISQUALIFYING DISPOSITIONS OF INCENTIVE STOCK OPTIONS. If Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Common Stock immediately before the disposition shall comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

         11.      NON-TRANSFERABILITY OF OPTIONS.

                  (a) NO TRANSFER. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws


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of descent or distribution and may be exercised, during the lifetime of the
Optionee, only by the Optionee.

                  (b) DESIGNATION OF BENEFICIARY. An Optionee may file a written designation of a beneficiary who is to receive any Options that remain unexercised in the event of the Optionee's death. If a participant is married, and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary may be changed by the Optionee at any time by written notice, subject to the above spousal consent conditions.

                  (c) EFFECT OF NO DESIGNATION. In the event of the death of the Optionee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Optionee's death, the Company shall deliver such options to the executor or administrator of the estate of the Optionee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such options to the spouse or to any one or more dependents or relatives of the participant or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         12. WITHHOLDING TAXES. Upon (i) the disposition by an Optionee of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option within two years of the granting of such Incentive Stock Option or within one year after exercise of such Incentive Stock Option, or (ii) the exercise of a Nonstatutory Stock Option, the Company shall have the right to require such Optionee to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares of Common Stock, and the Company may withhold the delivery of certificates representing the Shares acquired upon exercise of the Option until such payment is received.

         13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares of securities of the Company through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options which have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

         Where an adjustment under this Section 15(a) is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subSection 424(h)(3) of the Code.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option had not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                  (c) MERGER OR ASSET SALE. In connection with a reorganization of the Company in which another entity is the survivor, a merger or reorganization of the Company under which more than fifty percent (50%) of the Common Stock outstanding prior to the merger or reorganization is converted into cash or into another security, a sale of more than fifty percent (50%) of the Company's assets, or a similar event that the Administrator determines, in its discretion, would materially alter the structure of the Company or its ownership, the Administrator, upon 30 days prior written notice to the Option holders, may, in its discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices; or (iv) cancel options upon payment to the Option holders in cash, with respect to each Option to the extent then exercisable (including any options as to which the exercise has been accelerated as contemplated in clause (ii) above), of any amount that is the equivalent of the Fair Market Value of the Common Stock (at the effective time of the merger, reorganization, sale of other event) or the fair market value of the Option. The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement. In the case of a change in corporate control, the Administrator may, in considering the advisability or the terms and conditions of any acceleration of the exercisability of any option pursuant to this Section 15(c), take into account the penalties that may result directly or indirectly from such acceleration to either the Company or the Option holder, or both, under Sections 28OG and 4999 of the Code, and may decide to limit such acceleration to the extent necessary to avoid or mitigate such penalties or their effects.

         14. DATE OF GRANT. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         15. AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter or suspend or terminate the Plan.

                  (b) SHAREHOLDER APPROVAL. The company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor statute) or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                  (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of an Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         16. CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                  (b) INVESTMENT REPRESENTATION. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell, transfer or distribute such Shares.

         17. LIABILITY OF COMPANY.

                  (a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

                  (c) RIGHTS OF PARTICIPANTS AND BENEFICIARIES. The Company shall pay all amounts payable hereunder only to the Option holder or beneficiaries entitled thereto pursuant to the Plan. The Company shall not be liable for the debts, contracts or engagements of any Option holder or his or her beneficiaries, and rights to cash payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

         18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         19. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. Options may be granted but not exercised prior to shareholder approval of the Plan. If any options are so granted and stockholder approval shall not have been obtained within twelve months of the date of adoption of this Plan by the Board of Directors, such options shall terminate retroactively as of the date they were granted.

         20. INFORMATION TO OPTIONEES. Each Option holder shall be provided with a copy of financial statements of the Company at least annually and, in any event, prior to his or her purchase of Common Stock pursuant to the exercise of an option.

         21. LEGENDING SHARE CERTIFICATES. In order to enforce any restrictions imposed upon Common Stock issued upon exercise of an Option granted under the Plan or to which such Common Stock may be subject, the Administrator may cause a legend or legends to be placed on any share certificates representing such Common Stock, which legend or legends shall make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by applicable laws or regulations. If any restriction with respect to which a legend was placed on any certificate ceases to apply to Common Stock represented by such certificate, the owner of the Common Stock represented by such certificate may require the Company to cause the issuance of a new certificate not bearing the legend.

         Additionally, and not by way of limitation, the Administrator may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable.

         22. GOVERNING LAW. The Plan shall be governed by, and construed in accordance with the laws of the State of California (without giving effect to conflicts of law principles).

               FIRST AMENDMENT TO THE INTERNET OUTFITTERS, INC.
                       1996 INCENTIVE STOCK OPTION PLAN

         Internet Outfitters, Inc., a California corporation (the "COMPANY"), hereby makes this First Amendment to the Internet Outfitters, Inc. 1996 Incentive Stock Option Plan as of December 10, 1997 with reference to the following facts:

         A. Internet Outfitters,  Inc. maintains the Internet
Outfitters, Inc. 1996 Incentive Stock Option Plan for the benefit of its officers, directors, employees, consultants and advisers (the "PLAN").

         B. Section 3 of the Plan limits the maximum number of shares for which options may be granted over the term of the Plan to 1,500,000 shares.

         C. The Company wishes to amend the Plan to increase the maximum number of shares for which options may be granted over the term of the Plan to 5,000,000 shares and has obtained the approval of its Board of Directors and its shareholders to such amendment.

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. The first sentence of Section 3 of the Plan is hereby amended, effective December 20, 1997 to read in its entirety as follows:

                  "Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned under the Plan is 5,000,000 Shares of Common Stock."

         2. In all other respects, the terms and provisions of the Plan are hereby ratified and declared to be in full force and effect.

         3. IN WITNESS WHEREOF, Internet Outfitters, Inc. has executed this First Amendment to be effective as of December 20, 1997.

INTERNET OUTFITTERS, INC.


BY: /s/ Chris Paine
--------------------------
Chris Paine, its President